UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2012

AMERICAN POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53683 (Commission File Number)	26-0693872 (IRS Employer Identification Number)

16 Market Square Center
1400 16th Street, Suite 400
Denver – CO 80202
 (Address of principal executive offices)

(720) 932-8389
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amended and Restated Coal Buy Sell Agreement and Related Promissory Note

On March 26, 2012, American Power Corp. (“American Power” or “the Company”) entered into an Amended and Restated Coal Buy Sell Agreement (the “Coal Amendment”), by and between the Company and JBM Energy Company, LLC (“JBM Energy”), amending and restating the terms of that certain Coal Buy and Sell Agreement (the “Coal Agreement”), dated as of February 4, 2010, by and between JBM Energy and Future Gas Holdings, Ltd. (“Future Gas”), which Coal Agreement was subsequently assigned by Future Gas to the Company pursuant to that certain Assignment and Assumption of Coal Agreement, dated as of March 31, 2010, by and among JBM, Future Gas, and the Company.

The Coal Amendment extended the date upon which the Company must complete a reserve study and mine feasibility study from April 9, 2012 to April 9, 2013.  However, the Company represents that it will make every effort in good faith to complete its drilling plan in 2012 and have Weir International, Inc. finalize and prepare a preliminary reserve study and mine feasibility study and mining plan as soon as possible thereafter.  The Coal Amendment also provides that the Company’s payment of $100,000 to JBM Energy that was previously due 90 days following the completion of the mining and reserve study is now due on the earlier of (i) sixty (60) days following the effective date of the registration statement (the "Registration Statement") with respect to the Standby Equity Distribution Agreement (the “SEDA”), dated as of February 17, 2012, by and between the Company and YA Global Master SPV Ltd. and (ii) December 9, 2012, and delays the first interest payment due under the Coal Agreement until July 9, 2012.  Finally, the Company’s payment obligations under the Coal Amendment are evidenced by an amended and restated promissory note of the Company in favor of JBM Energy, dated as of March 26, 2012, with a current principal balance of $1,350,000, an interest rate of 5% per annum and monthly payments of $100,000 plus accrued interest commencing on April 9, 2013 (the “Coal Promissory Note”).  The Coal Promissory Note replaces that certain Promissory Note, dated as of April 9, 2010, by the Company in favor of JBM Energy.

Amended and Restated Mineral Buy Sell Agreement and Related Promissory Note

On March 26, 2012, the Company entered into an Amended and Restated Mineral Buy Sell Agreement (the “Mineral Amendment”), by and between the Company and Russell B. Pace, Jr. (“Pace”), amending and restating the terms of that certain Mineral Buy and Sell Agreement (the “Mineral Agreement”), dated as of February 4, 2010, by and between Pace and Future Gas, which Mineral Agreement was subsequently assigned by Future Gas to the Company pursuant to that certain Assignment and Assumption of Mineral Agreement, dated as of March 31, 2010, by and among Pace, Future Gas, and the Company.

The Mineral Amendment delays the Company’s payment of $100,000 to Pace from 90 days following the completion of the mining and reserve study until the earlier of (i) sixty (60) days following the effective date of the Registration Statement and (ii) December 9, 2012, and delays the first interest payment due under the Coal Agreement until July 9, 2012.  An additional $200,000 will be payable to Pace upon the earlier of (i) ninety (90) days following the effective date of the Registration Statement and (ii) December 9, 2012. Finally, the Company’s payment obligations under the Mineral Agreement are evidenced by an amended and restated promissory note of the Company in favor of Pace, dated as of March 26, 2012, with a current principal balance of $1,550,000, an interest rate of 5% per annum and monthly payments of $100,000 plus accrued interest commencing on April 9, 2013 (the “Mineral Promissory Note”).  The Mineral Promissory Note replaces that certain Promissory Note, dated as of April 9, 2010, by the Company in favor of Pace.

Amended and Restated Escrow Agreement

On March 26, 2012, the Company entered into an Amended and Restated Escrow Agreement, by and among the Company, JBM Energy, Pace and Realty Title Company, Inc. (the “Escrow Agent”), amending and restating the terms of that certain Escrow Agreement (the “Escrow Agreement”), dated as February 4, 2010, by and among the Company, JBM Energy, Pace and the Escrow Agent.  The Escrow Amendment reflects the terms of the Coal Amendment and Mineral Amendment.

The foregoing is a summary of the material terms of the Coal Amendment, the Coal Promissory Note, the Mineral Amendment, the Mineral Promissory Note and the Escrow Amendment.  This summary does not purport to be a complete description of the Coal Amendment, the Coal Promissory Note, the Mineral Amendment, the Mineral Promissory Note and the Escrow Amendment and is qualified in its entirety by reference to the text of the Coal Amendment, the Coal Promissory Note, the Mineral Amendment, the Mineral Promissory Note and the Escrow Amendment, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit Description
10.1	Amended and Restated Coal Buy and Sell Agreement, dated as of March 26, 2012, by and between JBM Energy Company, LLC and American Power Corp.
10.2	Form of Amended and Restated Promissory Note pursuant to the Amended and Restated Coal Buy and Sell Agreement
10.3	Amended and Restated Mineral Buy and Sell Agreement, dated as of March 26, 2012, by and between Russell B. Pace, Jr. and American Power Corp.
10.4	Form of Amended and Restated Promissory Note pursuant to the Amended and Restated Mineral Buy and Sell Agreement
10.5	Amended and Restated Escrow Agreement, dated as of March 15, 2012, by and among JBM Energy Company, LLC, Russell B. Pace, Jr., American Power Corp. and Realty Title Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER CORP.,

Dated: March 29, 2012	By:	/s/ Alvaro Valencia
Alvaro Valencia President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Amended and Restated Coal Buy and Sell Agreement, dated as of March 26, 2012, by and between JBM Energy Company, LLC and American Power Corp.
10.2	Form of Amended and Restated Promissory Note pursuant to the Amended and Restated Coal Buy and Sell Agreement
10.3	Amended and Restated Mineral Buy and Sell Agreement, dated as of March 26, 2012, by and between Russell B. Pace, Jr. and American Power Corp.
10.4	Form of Amended and Restated Promissory Note pursuant to the Amended and Restated Mineral Buy and Sell Agreement
10.5	Amended and Restated Escrow Agreement, dated as of March 15, 2012, by and among JBM Energy Company, LLC, Russell B. Pace, Jr., American Power Corp. and Realty Title Company